                                                                      EXHIBIT 99

AMERICAN CENTURY MUTUAL FUNDS, INC.

EXHIBIT      DESCRIPTION OF DOCUMENT
NUMBER

EX-99.a1    Articles of Incorporation of Twentieth Century Investors, Inc.,
dated June 26, 1990 (filed as Exhibit b1a to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, on
February 29, 1996, and incorporated herein by reference).

EX-99.a2    Articles of Amendment of Twentieth Century Investors, Inc., dated
November 19, 1990 (filed as Exhibit b1b to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, on
February 29, 1996, and incorporated herein by reference).

EX-99.a3    Articles of Merger of Twentieth Century Investors, Inc., a Maryland
corporation and Twentieth Century Investors, Inc., a Delaware corporation, dated
February 22, 1991 (filed as Exhibit b1c to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, on
February 29, 1996, and incorporated herein by reference).

EX-99.a4    Articles of Amendment of Twentieth Century Investors, Inc., dated
August 10, 1993 (filed as Exhibit b1d to Post-Effective Amendment No. 73 to the
Registration Statement on Form N-1A of the Registrant, File No. 2-14213, on
February 29, 1996, and incorporated herein by reference).

EX-99.a5    Articles Supplementary of Twentieth Century Investors, Inc., dated
September 2, 1993 (filed as Exhibit b1e to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, on
February 29, 1996, and incorporated herein by reference).

EX-99.a6    Articles Supplementary of Twentieth Century Investors, Inc., dated
April 24, 1995 (filed as Exhibit b1f to Post-Effective Amendment No. 73 to the
Registration Statement on Form N-1A of the Registrant, File No. 2-14213, on
February 29, 1996, and incorporated herein by reference).

EX-99.a7    Articles Supplementary of Twentieth Century Investors, Inc., dated
October 11, 1995 (filed as Exhibit b1g to Post-Effective Amendment No. 73 to the
Registration Statement on Form N-1A of the Registrant, File No. 2-14213, on
February 29, 1996, and incorporated herein by reference).

EX-99.a8    Articles Supplementary of Twentieth Century Investors, Inc., dated
January 22, 1996 (filed as Exhibit b1h to Post-Effective Amendment No. 73 to the
Registration Statement on Form N-1A of the Registrant, File No. 2-14213, on
February 29, 1996, and incorporated herein by reference).

EX-99.a9    Articles Supplementary of Twentieth Century Investors, Inc., dated
March 11, 1996 (filed as Exhibit b1i to Post-Effective Amendment No. 75 to the
Registration Statement on Form N-1A of the Registrant, File No. 2-14213, on June
14, 1996, and incorporated herein by reference).

EX-99.a10   Articles Supplementary of Twentieth Century Investors, Inc., dated
September 9, 1996 (filed as Exhibit a10 to Post-Effective Amendment No. 85 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, on
September 1, 1999, and incorporated herein by reference).

EX-99.a11   Articles of Amendment of Twentieth Century Investors, Inc., dated
December 2, 1996 (filed as Exhibit b1j to Post-Effective Amendment No. 76 to the
Registration Statement on Form N-1A of the Registrant, File No. 2-14213, on
February 28, 1997, and incorporated herein by reference).

EX-99.a12   Articles Supplementary of American Century Mutual Funds, Inc., dated
December 2, 1996 (filed as Exhibit b1k to Post-Effective Amendment No. 76 to the
Registration Statement on Form N-1A of the Registrant, File No. 2-14213, on
February 28, 1997, and incorporated herein by reference).

EX-99.a13   Articles Supplementary of American Century Mutual Funds, Inc., dated
July 28, 1997 (filed as Exhibit b1l to Post-Effective Amendment No. 78 to the
Registration Statement on Form N-1A of the Registrant, File No. 2-14213, on
February 26, 1998, and incorporated herein by reference).

EX-99.a14   Articles Supplementary of American Century Mutual Funds, Inc., dated
November 28, 1997 (filed as Exhibit a13 to Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, on
February 26, 1999, and incorporated herein by reference).

EX-99.a15   Certificate of Correction to Articles Supplementary of American
Century Mutual Funds, Inc., dated December 18, 1997 (filed as Exhibit a14 to
Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A of
the Registrant, File No. 2-14213, on February 26, 1999, and incorporated herein by reference).

EX-99.a16   Articles Supplementary of American Century Mutual Funds, Inc., dated
December 18, 1997 (filed as Exhibit b1m to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, on
February 26, 1998, and incorporated herein by reference).

EX-99.a17   Articles Supplementary of American Century Mutual Funds, Inc., dated
January 25, 1999 (filed as Exhibit a16 to Post-Effective Amendment No. 83 to the
Registration Statement on Form N-1A of the Registrant, File No. 2-14213, on
February 26, 1999, and incorporated herein by reference).

EX-99.a18   Articles Supplementary of American Century Mutual Funds, Inc., dated
February 16, 1999 (filed as Exhibit a17 to Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, on
February 26, 1999, and incorporated herein by reference).

EX-99.a19   Articles Supplementary of American Century Mutual Funds, Inc., dated
August 2, 1999 (filed as Exhibit a19 to Post-Effective Amendment No. 89 to the
Registration Statement on Form N-1A of the Registrant, File No. 2-14213, on
December 1, 2000, and incorporated herein by reference).

EX-99.a20   Articles Supplementary of American Century Mutual Funds, Inc., dated
November 19, 1999 (filed as Exhibit a19 to Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, on
November 29, 1999, and incorporated herein by reference).

EX-99.a21   Articles Supplementary of American Century Mutual Funds, Inc., dated
March 5, 2001 (filed as Exhibit a21 to Post-Effective Amendment No. 93 to the
Registration Statement on Form N-1A of the Registrant, File No. 2-14213, on
April 20, 2001, and incorporated herein by reference).

EX-99.a22   Certificate of Correction to Articles Supplementary, dated April 3,
2001 (filed as Exhibit a22 to Post-Effective Amendment No. 93 to the
Registration Statement on Form N-1A of the Registrant, File No. 2-14213, on
April 20, 2001, and incorporated herein by reference).

EX-99.a23   Articles Supplementary of American Century Mutual Funds, Inc., dated
June 14, 2002 (filed as Exhibit a23 to Post-Effective Amendment No. 98 to the
Registration Statement on Form N-1A of the Registrant, File No. 2-14213, on
October 10, 2002, and incorporated herein by reference).

EX-99.a24   Certificate of Correction to Articles Supplementary of American
Century Mutual Funds, Inc., dated June 25, 2002 (filed as Exhibit a24 to
Post-Effective Amendment No. 98 to the Registration Statement on Form N-1A of
the Registrant, File No. 2-14213, on October 10, 2002, and incorporated herein by reference).

EX-99.a25   Articles Supplementary of American Century Mutual Funds, Inc., dated
February 12, 2003 (filed as Exhibit a25 to Post-Effective Amendment No. 100 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, on
February 28, 2003, and incorporated herein by reference).

EX-99.a26   Certificate of Correction to Articles Supplementary of American
Century Mutual Funds, Inc., dated February 28, 2003 (filed as Exhibit a26 to
Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A of
the Registrant, File No. 2-14213, on August 28, 2003, and incorporated herein by reference).

EX-99.a27   Articles Supplementary of American Century Mutual Funds, Inc., dated
August 14, 2003 (filed as Exhibit a27 to Post-Effective Amendment No. 102 to the
Registration Statement on Form N-1A of the Registrant, File No. 2-14213, on
August 28, 2003, and incorporated herein by reference).

EX-99.a28   Articles Supplementary of American Century Mutual Funds, Inc., dated
January 14, 2004 (filed as Exhibit a28 to Post-Effective Amendment No. 104 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, on
February 26, 2004, and incorporated herein by reference).

EX-99.a29   Articles Supplementary of American Century Mutual Funds, Inc., dated
November 17, 2004 (filed as Exhibit a29 to Post-Effective Amendment No. 106 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, on
November 29, 2004, and incorporated herein by reference).

EX-99.a30   Articles Supplementary of American Century Mutual Funds, Inc. (to be
filed by amendment).

EX-99.b     Amended and Restated Bylaws, dated September 21, 2004 (filed as
Exhibit b to Post-Effective Amendment No. 106 to the Registration Statement on
Form N-1A of the Registrant, File No. 2-14213, on November 29, 2004, and
incorporated herein by reference).

EX-99.c     Registrant hereby incorporates by reference, as though set forth fully herein, Article Fifth, Article Seventh, and Article Eighth, of
Registrant's Articles of Incorporation, appearing as Exhibit (a)(1) to
Post-Effective Amendment No. 73 on Form N-1A of the Registrant, and Article
Fifth of Registrant's Articles of Amendment, appearing as Exhibit (a)(4) to
Post-Effective Amendment No. 73 on Form N-1A of the Registrant, to the
Registration Statement on February 29, 1996; and Sections 3, 4, 5, 6, 7, 8, 9,
10, 11, 22, 24, 25, 30, 31, 33, 39, 45 and 46 of Registrant's Amended and
Restated By-Laws, incorporated herein by reference as Exhibit b hereto.

EX-99.d1    Amended and Restated Management Agreement with American Century
Investment Management, Inc., dated November 17, 2004 (filed as Exhibit d to
Post-Effective Amendment No. 106 to the Registration Statement on Form N-1A of
the Registrant, File No. 2-14213, on November 29, 2004, and incorporated herein by reference).

EX-99.d2    Amended and Restated Management Agreement with American Century
Investment Management, Inc. (to be filed by amendment).

EX-99.e1    Amended and Restated Distribution Agreement with American Century
Investment Services, Inc., dated November 17, 2004 (filed as Exhibit e to
Post-Effective Amendment No. 106 to the Registration Statement on Form N-1A of
the Registrant, File No. 2-14213, on November 29, 2004, and incorporated herein by reference).

EX-99.e2    Amended and Restated Distribution Agreement with American Century
Investment Services, Inc. (to be filed by amendment).

EX-99.g1    Master Agreement with Commerce Bank, N.A., dated January 22, 1997
(filed as Exhibit b8e to Post-Effective Amendment No. 76 to the Registration
Statement on Form N-1A of the Registrant, File No. 2-14213, on February 28,
1997, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement with The Chase Manhattan Bank, dated August
9, 1996 (filed as Exhibit b8 to Post-Effective Amendment No. 31 to the
Registration Statement on Form N-1A of American Century Government Income Trust,
File No. 2-99222, on February 7, 1997, and incorporated herein by reference).

EX-99.g3    Amendment to the Global Custody Agreement with The Chase Manhattan
Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No.
2 to the Registration Statement on Form N-1A of American Century Variable
Portfolios II, Inc., File No. 333-46922, on January 9, 2001, and incorporated herein by reference).

EX-99.g4    Amendment No. 2 to the Global Custody Agreement between American
Century Investments and the JPMorgan Chase Bank, dated as of May 1, 2004 (filed as Exhibit g4 to Post-Effective Amendment No. 35 to the Registration Statement
on Form N-1A of American Century Quantitative Equity Funds, Inc., File No.
33-19589, on April 29, 2004, and incorporated herein by reference).

EX.99g5     Chase Manhattan Bank Custody Fee Schedule, dated October 19, 2000
(filed as Exhibit g5 to Post-Effective Amendment No. 35 to the Registration
Statement on Form N-1A of American Century Quantitative Equity Funds, Inc., File
No. 33-19589, on April 29, 2004, and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement with Twentieth Century Services, Inc., dated March 1, 1991 (filed as Exhibit 9 to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, on
February 28, 1997, and incorporated herein by reference).

EX-99.h2    Credit Agreement with JPMorgan Chase Bank, as Administrative Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of American Century Target Maturities
Trust, File No. 2-94608, on January 30, 2004, and incorporated herein by reference).

EX-99.h3    Termination, Replacement and Restatement Agreement with JPMorgan
Chase Bank N.A., as Administrative Agent, dated December 15, 2004 (filed as
Exhibit h10 to Post-Effective Amendment No. 38 to the Registration Statement on
Form N-1A of American Century California Tax-Free and Municipal Funds, File No.
2-82734, on December 29, 2004, and incorporated herein by reference).

EX-99.h4    Customer Identification Program Reliance Agreement, dated August 26,
2004 (filed as Exhibit h2 to Post-Effective Amendment No. 1 to the Registration
Statement on Form N-1A of American Century Asset Allocation Portfolios, Inc.,
File No. 333-116351, on September 1, 2004, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel (to be filed by amendment).

EX-99.j1    Consent of Deloitte & Touche LLP, independent registered public accounting firm (to be filed by amendment).

EX-99.j2    Power of Attorney, dated November 16, 2004 (filed as Exhibit j2 to
Post-Effective Amendment No. 106 to the Registration Statement on Form N-1A of
the Registrant, File No. 2-14213, on November 29, 2004, and incorporated herein by reference).

EX-99.j3    Secretary's Certificate, dated November 16, 2004 (filed as Exhibit
j3 to Post-Effective Amendment No. 106 to the Registration Statement on Form
N-1A of the Registrant, File No. 2-14213, on November 29, 2004, and incorporated herein by reference).

EX-99.m1    Master Distribution and Shareholder Services Plan (Advisor Class),
dated September 3, 1996 (filed as Exhibit b15a to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital
Portfolios, Inc., File No. 33-64872, on February 17, 1998, and incorporated herein by reference).

EX-99.m2    Amendment No. 1 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated June 13, 1997 (filed as Exhibit b15b to
Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of
the Registrant, File No. 2-14213, on July 17, 1997, and incorporated herein by reference).

EX-99.m3    Amendment No. 2 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated September 30, 1997 (filed as Exhibit b15c to
Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of
the Registrant, File No. 2-14213, on February 26, 1998, and incorporated herein by reference).

EX-99.m4    Amendment No. 3 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated June 30, 1998 (filed as Exhibit b15e to
Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of
American Century Capital Portfolios, Inc., File No. 33-64872, on June 26, 1998,
and incorporated herein by reference).

EX-99.m5    Amendment No. 4 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated November 13, 1998 (filed as Exhibit b15e to
Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of
American Century World Mutual Funds, Inc., File No. 33-39242, on November 13,
1998, and incorporated herein by reference).

EX-99.m6    Amendment No. 5 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated February 16, 1999 (filed as Exhibit m6 to
Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A of
the Registrant, File No. 2-14213, on February 26, 1999, and incorporated herein by reference).

EX-99.m7    Amendment No. 6 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated July 30, 1999 (filed as Exhibit m7 to Post-Effective
Amendment No. 16 on Form N-1A of American Century Capital Portfolios, Inc., File
No. 33-64872, on July 29, 1999, and incorporated herein by reference).

EX-99.m8    Amendment No. 7 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated November 19, 1999 (filed as Exhibit m8 to
Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A of
the Registrant, File No. 2-14213, on November 29, 1999, and incorporated herein by reference).

EX-99.m9    Amendment No. 8 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated June 1, 2000 (filed as Exhibit m9 to Post-Effective
Amendment No. 19 to the Registration Statement on Form N-1A of American Century
World Mutual Funds, Inc., File No. 33-39242, on May 24, 2000, and incorporated herein by reference).

EX-99.m10   Amendment No. 9 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated April 30, 2001 (filed as Exhibit m10 to
Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of
American Century World Mutual Funds, Inc., File No. 33-39242, on April 19, 2001,
and incorporated herein by reference).

EX-99.m11   Amendment No. 10 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated December 3, 2001 (filed as Exhibit m11 to
Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A of
the Registrant, File No. 2-14213, on December 13, 2001, and incorporated herein by reference).

EX-99.m12   Amendment No. 11 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated September 3, 2002 (filed as Exhibit m12 to
Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of
American Century World Mutual Funds, Inc., File No. 33-39242, on October 1,
2002, and incorporated herein by reference).

EX-99.m13   Amendment No. 12 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated August 1, 2004 (filed as Exhibit m13 to
Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of
American Century Capital Portfolios, Inc., File No. 33-64872, on July 29, 2004,
and incorporated herein by reference).

EX-99.m14   Master Distribution and Individual Shareholder Services Plan
(C Class), dated March 1, 2001 (filed as Exhibit m11 to Post-Effective Amendment
No. 24 to the Registration Statement on Form N-1A of American Century World
Mutual Funds, Inc., File No. 33-39242, on April 19, 2001, and incorporated herein by reference).

EX-99.m15   Amendment No. 1 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated April 30, 2001 (filed as Exhibit m12 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of
American Century World Mutual Funds, Inc., File No. 33-39242, on April 19, 2001,
and incorporated herein by reference).

EX-99.m16   Amendment No. 2 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated September 3, 2002 (filed as Exhibit
m15 to Post-Effective Amendment No. 26 to the Registration Statement on Form
N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, on October
1, 2002, and incorporated herein by reference).

EX-99.m17   Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated February 27, 2004 (filed as Exhibit
m16 to Post-Effective Amendment No. 104 to the Registration Statement on Form
N-1A of the Registrant, File No. 2-14213, on February 26, 2004, and incorporated herein by reference).

EX-99.m18   Amendment No. 4 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated September 30, 2004 (filed as Exhibit
m18 to Post-Effective Amendment No. 20 to the Registration Statement on Form
N-1A of American Century Strategic Asset Allocations, Inc., File No. 33-79482,
on September 29, 2004, and incorporated herein by reference).

EX-99.m19   Amendment No. 5 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated November 17, 2004 (filed as Exhibit
m19 to Post-Effective Amendment No. 106 to the Registration Statement on Form
N-1A of the Registrant, File No. 2-14213, on November 29, 2004, and incorporated herein by reference).

EX-99.m20   Master Distribution and Individual Shareholder Services Plan (A
Class), dated September 3, 2002 (filed as Exhibit m6 to Post-Effective Amendment
No. 34 to the Registration Statement on Form N-1A of American Century California
Tax-Free and Municipal Funds, File No. 2-82734, on October 1, 2002, and
incorporated herein by reference).

EX-99.m21   Amendment No. 1 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated February 27, 2004 (filed as Exhibit
m18 to Post-Effective Amendment No. 104 to the Registration Statement on Form
N-1A of the Registrant, File No. 2-14213, on February 26, 2004, and incorporated herein by reference).

EX-99.m22   Amendment No. 2 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated September 30, 2004 (filed as Exhibit
m22 to Post-Effective Amendment No. 106 to the Registration Statement on Form
N-1A of the Registrant, File No. 2-14213, on November 29, 2004, and incorporated herein by reference).

EX-99.m23   Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated November 17, 2004 (filed as Exhibit
m23 to Post-Effective Amendment No. 106 to the Registration Statement on Form
N-1A of the Registrant, File No. 2-14213, on November 29, 2004, and incorporated herein by reference).

EX-99.m24   Master Distribution and Individual Shareholder Services Plan
(B Class), dated September 3, 2002 (filed as Exhibit m7 to Post-Effective
Amendment No. 34 to the Registration Statement on Form N-1A of American Century
California Tax-Free and Municipal Funds, File No. 2-82734, on October 1, 2002,
and incorporated herein by reference).

EX-99.m25   Amendment No. 1 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated February 27, 2004 (filed as Exhibit
m20 to Post-Effective Amendment No. 104 to the Registration Statement on Form
N-1A of the Registrant, File No. 2-14213, on February 26, 2004, and incorporated herein by reference).

EX-99.m26   Amendment No. 2 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated September 30, 2004 (filed as Exhibit
m26 to Post-Effective Amendment No. 106 to the Registration Statement on Form
N-1A of the Registrant, File No. 2-14213, on November 29, 2004, and incorporated herein by reference).

EX-99.m27   Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated November 17, 2004 (filed as Exhibit
m27 to Post-Effective Amendment No. 106 to the Registration Statement on Form
N-1A of the Registrant, File No. 2-14213, on November 29, 2004, and incorporated herein by reference).

EX-99.m28   Master Distribution and Individual Shareholder Services Plan
(R Class), dated August 29, 2003 (filed as Exhibit m16 to Post-Effective
Amendment No. 17 to the Registration Statement on Form N-1A of American Century
Strategic Asset Allocations, Inc., File No. 33-79482, on August 28, 2003, and
incorporated herein by reference).

EX-99.m29   Amendment No. 1 to the Master Distribution and Individual
Shareholder Services Plan (R Class), dated May 1, 2004 (filed as Exhibit m15 to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century Quantitative Equity Funds, Inc., File No. 33-19589, on April
29, 2004, and incorporated herein by reference).

EX-99.n1    Amended and Restated Multiple Class Plan, dated September 3, 2002
(filed as Exhibit n1 to Post-Effective Amendment No. 35 to the Registration
Statement on Form N-1A of American Century California Tax-Free and Municipal
Funds, File No. 2-82734, on December 17, 2002, and incorporated herein by reference).

EX-99.n2    Amendment No. 1 to the Amended and Restated Multiple Class Plan,
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of American Century Municipal Trust,
File No. 2-91229, on December 23, 2002, and incorporated herein by reference).

EX-99.n3    Amendment No. 2 to the Amended and Restated Multiple Class Plan,
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of American Century Strategic Asset
Allocations, Inc., File No. 33-79482, on August 28, 2003, and incorporated herein by reference).

EX-99.n4    Amendment No. 3 to the Amended and Restated Multiple Class Plan,
dated February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment No. 104 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213,
on February 26, 2004, and incorporated herein by reference).

EX-99.n5    Amendment No. 4 to the Amended and Restated Multiple Class Plan,
dated as of May 1, 2004 (filed as Exhibit n5 to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of American Century Quantitative
Equity Funds, Inc., File No. 33-19589, on April 29, 2004, and incorporated herein by reference).

EX-99.n6    Amendment No. 5 to the Amended and Restated Multiple Class Plan,
dated August 1, 2004 (filed as Exhibit n6 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of American Century Investment Trust,
File No. 33-65170, on July 29, 2004, and incorporated herein by reference).

EX-99.n7    Amendment No. 6 to the Amended and Restated Multiple Class Plan,
dated September 30, 2004 (filed as Exhibit n7 to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of American Century Strategic Asset
Allocations, Inc., File No. 33-79482, on September 29, 2004, and incorporated herein by reference).

EX-99.n8    Amendment No. 7 to the Amended and Restated Multiple Class Plan,
dated November 17, 2004 (filed as Exhibit n8 to Post-Effective Amendment No. 106 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213,
on November 29, 2004, and incorporated herein by reference).

EX-99.p1    American Century Investments Code of Ethics (filed as Exhibit p1 to
Post-Effective Amendment No. 38 to the Registration Statement of American
Century California Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.p2    Independent Directors' Code of Ethics amended March 4, 2000 (filed as Exhibit p2 to Post-Effective Amendment No. 106 to the Registration Statement
on Form N-1A of the Registrant, File No. 2-14213, on November 29, 2004, and
incorporated herein by reference).